UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): June 23, 2020

REPARE THERAPEUTICS INC.

(Exact name of registrant as specified in its charter)

Québec	001-39335	Not applicable
((State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

7210 Frederick-Banting, Suite 100 St-Laurent, Québec, Canada		H4S 2A1
(Address of Principal Executive Offices)		(Zip Code)

(857) 412-7018

(Registrant’s Telephone Number, Including Area Code)

Not Applicable

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Shares	RPTX	The Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in as defined in Rule 405 of the Securities Act of 1933 (§ 230.405 of this chapter) or Rule 12b–2 of the Securities Exchange Act of 1934 (§ 240.12b–2 of this chapter).

Emerging growth company  ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 5.03.	Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

Articles of Continuance

On June 23, 2020, Repare Therapeutics Inc. (the “Company”) filed its articles of continuance (the “Articles”) with the Registraire des entreprises of the province of Québec in order to, among other things, continue the Company from the Canada Business Corporations Act to the Business Corporations Act (Québec) in connection with the closing of the Company’s initial public offering of shares of its common shares (the “IPO”). The Company’s board of directors and shareholders previously approved the Articles on June 10, 2020, to be effective upon the closing of its IPO. A description of certain provisions of the Articles is set forth in the section titled “Description of Share Capital” in the final prospectus the Company filed with the U.S. Securities and Exchange Commission on June 19, 2020 pursuant to Rule 424(b) under the Securities Act of 1933, as amended, relating to the Registration Statement on Form S-1, as amended (File No. 333-238822) (the “Prospectus”).

The foregoing description of the Articles is qualified in its entirety by reference to the full text of the Articles, which is filed as Exhibit 3.1 hereto, and is incorporated herein by reference.

Amendment and Restatement of Bylaws

Effective as of June 23, 2020, the Company adopted amended and restated bylaws (the “Restated Bylaws”) in connection with the closing of the IPO. The Company’s board of directors and shareholders previously approved the Restated Bylaws on June 10, 2020, to be effective immediately prior to the closing of its IPO. A description of certain provisions of the Restated Bylaws is set forth in the section of the Prospectus titled “Description of Share Capital.”

The foregoing description of the Restated Bylaws is qualified in its entirety by reference to the full text of the Restated Bylaws, which is filed as Exhibit 3.2 hereto, and is incorporated herein by reference.

Item 8.01.	Other Events.

On June 23, 2020, the Company issued a press release announcing the closing of its initial public offering of 12,650,000 of its common shares, which includes the exercise in full of the underwriters’ option to purchase an additional 1,650,000 common shares, at a public offering price of $20.00 per share. The gross proceeds to the Company from the IPO were $253.0 million, before deducting underwriting commissions and estimated offering expenses payable by the Company.

A copy of the press release is attached hereto as Exhibit 99.1 and is incorporated by reference herein.

Item 9.01.	Financial Statements and Exhibits.

(d) Exhibits.

Exhibit No.	Description

3.1	Articles of Continuance of Repare Therapeutics Inc.

3.2	Amended and Restated Bylaws of Repare Therapeutics Inc.

99.1	Press Release, dated June 23, 2020.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

REPARE THERAPEUTICS INC.

	By:	/s/ Lloyd M. Segal
Lloyd M. Segal
President and Chief Executive Officer
Dated: June 23, 2020